EXHIBIT 31.1

CERTIFICATION OF PERIODIC REPORT

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, the undersigned Richard N. Snyder, Chief Executive Officer, of Forgent Networks, Inc. (the “Company”), certify that:

1.                                       I have reviewed the Annual Report on Form 10-K of the Company for the fiscal year ended July 31, 2008 (the “Report”);

2.                                       Based on my knowledge, the Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the periods covered by this Report;

3.                                       Based on my knowledge, the financial statements, and other financial information included in the Report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in the Report;

4.                                       The Company’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Company and we have:

(a)                                  Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within these entities, particularly during the period in which the Report is being prepared;

(b)                                 Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principals;

(c)                                  Evaluated the effectiveness of the Company’s disclosure controls and procedures and presented in the Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by the Report based on such evaluation; and

(d)                                 Disclosed in the Report any change in the Company’s internal control over financial reporting that occurred during the Company’s most recent fiscal quarter (the quarter ended July 31, 2008) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting; and

5.                                       The Company’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company’s auditors and to the Audit Committee of the Board of Directors:

(a)                                  All significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and

(b)                                 Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

/s/ RICHARD N. SNYDER
Richard N. Snyder
Chief Executive Officer
January 27, 2009